EXHIBIT 23.3

CONSENT OF COUNSEL

The undersigned hereby consents to the use of his name in the Prospectus forming a part of the Registration Statement on Form S-1 to which this consent is an exhibit.

/s/ PATRICK F. MCGREW

Patrick F. McGrew

May 6, 2002